UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

VolitionRx Limited

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30402	91-1949078
(Commission File Number)	(IRS Employer Identification No.)

1 Scotts Road

#24-05 Shaw Centre

Singapore 228208

(Address of principal executive offices and Zip Code)

+1 (646) 650-1351

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the annual meeting of stockholders of the Company held on October 30, 2015 (the “2015 Annual Meeting”), the Company’s stockholders approved the VolitionRx Limited 2015 Stock Incentive Plan (the “2015 Stock Incentive Plan”). The Board of Directors of the Company (the “Board”) adopted the 2015 Stock Incentive Plan on August 18, 2015, subject to stockholder approval.

Under the 2015 Stock Incentive Plan, up to 1,000,000 shares of the Company’s common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted thereunder in the form of stock options, restricted stock awards and other stock-based awards (including performance-based awards) to employees, directors and consultants.

The foregoing summary of the 2015 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2015 Stock Incentive Plan, a copy of which is attached as Appendix A to the Company’s Definitive Proxy Statement for its 2015 Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on September 16, 2015 and incorporated herein by reference. In addition, a more detailed summary of the 2015 Stock Incentive Plan can be found in such Proxy Statement, under “Proposal 5 – Approval of 2015 Stock Incentive Plan.”

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2015 Annual Meeting, the Company’s stockholders approved the Amended and Restated Bylaws. The Board adopted the Amended and Restated Bylaws on August 18, 2015. The Company was not required to obtain stockholder approval under Delaware General Corporation Law or the terms of the existing bylaws. However, the Board felt it was in the best interest of the Company and its stockholders to have the stockholders ratify the Amended and Restated Bylaws.

Among other things, the Amended and Restated Bylaws:

•

Update the name of the Company from Standard Capital Corporation to VolitionRx Limited;

•

Add information about the corporate offices and maintenance of books and records;

•

Expand the scope of permissible meetings to include remote communication authorized by Delaware General Corporation Law;

•

Specify what business may be conducted at stockholders’ meetings;

•

Set forth procedures for advance notice of stockholder business, including proposals to be included in the Company’s proxy statement, and director nominations;

•

Require that stockholder actions only be taken at meetings;

•

Specify certain procedures governing director resignations and vacancies;

•

Specify notice requirements for director meetings;

•

Set forth procedures and considerations for interested director transactions;

•

Revise eligibility and voting rules for committees;

•

Set forth the procedure with respect to ownership by the Company of shares of other entities;

•

Amend and add provisions regarding stock of the corporation, including those regarding certificates, partly paid shares, special designations on certificates, lost certificates, transfers, and registered stockholders;

•

Specify procedures for notice and waiver of notice, including electronic transmissions;

•

Broaden indemnification provisions for directors, officers, employees and agents;

•

Adopt Delaware as the exclusive jurisdiction for certain legal proceedings; and

•

Specify the requirements to further amend the Amended and Restated Bylaws.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Appendix B to the Proxy Statement. In addition, a more detailed description of the material terms of the Amended and Restated Bylaws can be found in such Proxy Statement, under “Proposal 6 – Approval of Amended and Restated Bylaws.”

Item 5.07

Submission of Matters to a Vote of Security Holders.

On October 30, 2015, the Company held its 2015 Annual Meeting, at which the Company's stockholders voted on six proposals. The Company had 18,059,715 shares of common stock outstanding on September 1, 2015, the record date for the 2015 Annual Meeting. At the 2015 Annual Meeting, 11,964,502 shares of common stock were present in person or represented by proxy.

The following sets forth the final results of the voting for the six proposals voted upon at the 2015 Annual Meeting. These matters are described in more detail in the Proxy Statement.

Proposal 1: The Company’s stockholders elected five members to the Board to hold office until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
Cameron Reynolds	9,654,622	6,000	2,303,880
Dr. Martin Faulkes	9,654,622	6,000	2,303,880
Guy Innes	9,612,722	47,900	2,303,880
Dr. Alan Colman	9,612,722	47,900	2,303,880
Dr. Habib Skaff	9,612,722	47,900	2,303,880

Proposal 2: The Company’s stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2015. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
11,953,784	1,642	9,076

Proposal 3: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,646,729	3,523	10,370	2,303,880

Proposal 4: The Company’s stockholders approved, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers every 1 year. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
8,015,969	535,309	1,109,344	0	2,303,880

In light of the results of the stockholder advisory vote on the frequency of the advisory vote on executive compensation, the Board has decided to hold the stockholder advisory vote on executive compensation every 1 year. Accordingly, the next stockholder advisory vote on executive compensation will be held at the Company’s 2016 Annual Meeting of Stockholders.

Proposal 5: The Company’s stockholders approved the adoption of the 2015 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,656,899	3,000	723	2,303,880

Proposal 6: The Company’s stockholders approved the Amended and Restated Bylaws. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,812,522	845,100	3,000	2,303,880

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015

VolitionRx Limited

By: /s/ Cameron Reynolds

Cameron Reynolds

Chief Executive Officer

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